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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JULY 21, 1999
                                                          ------------

                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5.  Other.

     The Registrant issued a press release on July 21, 1999 announcing that a cash dividend was declared by the Board of Directors of the Registrant for the 19th consecutive quarter.


Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------
              99                            Press Release dated July 21, 1999


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     UNITY BANCORP, INC.
                                        (Registrant)



Dated: July 22, 1999                 By: /s/ KEVIN KILLIAN
                                         ---------------------------------------
                                          Kevin Killian, Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
   99             Press Release dated July 21, 1999                      5





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EXHIBIT 99

                          UNITY BANCORP, INC. DECLARES
                             QUARTERLY CASH DIVIDEND

     CLINTON, NEW JERSEY --July 21, 1999-- UNITY BANCORP, INC. (NASDAQ NM:
UNTY), announced that the Board of Directors of the Company declared a second quarter cash dividend of $.06 per share at its regularly scheduled meeting of the Board held on July 13, 1999. The dividend will be payable on August 25, 1999 to shareholders of record as of August 10, 1999. This represents the 19th consecutive quarter in which Unity Bancorp, Inc. has paid a regular cash dividend.

Chairman of the Board and Chief Executive Officer, Mr. Robert Van Volkenburgh stated, "The Board of Directors continues to fulfill its commitment to maximize shareholders' return on investment."

Unity Bank, a subsidiary of Unity Bancorp, Inc., is a community oriented, full-service commercial bank, providing a wide range of business and consumer financial services through its seventeen (17) retail financial service centers located in Berkeley Heights, Clinton, Colonia, Cranford, East Brunswick, Edison, Flemington, Highland Park, Kenilworth, Linden, North Plainfield, Scotch Plains, South Plainfield, Springfield (2), Union and Whitehouse, New Jersey.

For additional information about Unity Bank, call 800.618.BANK, or visit Unity's website at www.unitybank.com. E-mail may be addressed to the Bank at info@unitybank.com.



"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain of these statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from these set forth in the forward-looking statements, including the uncertainties inherent in the process of auditing and making end-of-year adjustments to a corporation's financial statements. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.



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